JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03	AmeriCredit Automobile Receivables
		Trust 2003-CF A3

Shares  	Price		Amount
10,000 	  	$99.99   	$9,999

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.22       N/A 	 0.01%	         15.45%

Broker
Deutsche Morgan Greenfell

Underwriters of AmeriCredit Automobile Receivables
		Trust 2003-CF A3

Underwriters     	                Principal Amount
Deutsche Bank				$131,600,000
J.P. Morgan Securities, Inc.		  18,800,000
Lehman Brothers, Inc.			  18,800,000
Wachovia Securities, Inc.		  18,800,000

Total                              	$188,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03	AmeriCredit Automobile
                Receivables Trust 2003-CF A4

Shares  	Price		Amount
15,000       		$99.99        $14,998

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	0.01%	          5.92%

Broker
Deutsche Morgan GrenFell

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-CF A4

Underwriters     	                Principal Amount
Deutsche Bank				$144,200,000
J.P. Morgan Securities, Inc.		  20,600,000
Lehman Brothers, Inc.			  20,600,000
Wachovia Securities, Inc.		  20,600,000

Total                              	$206,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03	PacificCorp.

Shares             Price	    	Amount
10,000       		$99.86		$9,986

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A 	 0.01%	          1.94%

Broker
Barclays Capital, Inc.

Underwriters of PacificCorp.

Underwriters     	                Principal Amount
Barclays Capital, Inc.    		$75,000,000
Banc One Capital Markets, Inc.	         62,000,000
Citigroup Global Markets, Inc.            9,000,000
Credit Suisse First Boston LLC            9,000,000
J.P. Morgan Securities, Inc.      	  9,000,000
RBC Dominion Securities Corp.     	  9,000,000
Scotia Capital (USA), Inc.     	          9,000,000
US Bancorp Piper Jaffray, Inc.	          9,000,000
Wachovia Capital Markets LLC		  9,000,000

Total				       $200,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03	AmeriCredit Automobile
                Receivables Trust 2003-DM A4


Shares          	 Price		Amount
15,000      		$99.99		$14,998

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	 0.004%	          3.80%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-DM A4

Underwriters     	                Principal Amount
Barclays Capital, Inc.			$106,200,000
Wachovia Capital Markets, Inc.	         106,200,000
Banc One Capital Markets, Inc.	          35,400,000
Credit Suisse First Boston LLC	          35,400,000
J.P. Morgan Securities, Inc.		  35,400,000
Lehman Brothers, Inc.			  35,400,000

Total                                 	$354,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/24/03	Safeway, Inc.

Shares          	Price		Amount
20,000      		$99.96		$19,992

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A 	0.01%	         2.34%

Broker
BA Securities, Inc.

Underwriters of Safeway, Inc.

Underwriters     	                Principal Amount
Banc of America Securities LLC	        $ 90,000,000
Banc One Capital Markets, Inc.	          90,000,000
Barclays Capital Inc.			  21,000,000
Deutsche Bank Securities Inc.		  21,000,000
J.P. Morgan Securities Inc.		  21,000,000
Wachovia Capital Markets, LLC		  21,000,000
BNY Capital Markets, Inc.		  12,000,000
McDonald Investments Inc.		  12,000,000
U.S. Bancorp Piper Jaffray Inc.	          12,000,000

Total					$300,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	Altria Group, Inc.


Shares          	 Price		Amount
10,000      		$99.97		$9,997

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	 0.001%	          0.27%

Broker
Lehman Brothers, Inc., New York

Underwriters of Altria Group, Inc.

Underwriters     	                Principal Amount
Citigroup Global Markets Inc. 	        $233,500,000
J.P. Morgan Securities Inc.		 233,500,000
Lehman Brothers Inc.			 233,500,000
ABN AMRO Incorporated			  47,400,000
BNP Paribas Securities Corp.		  47,400,000
Dresdner Kleinwort Wasserstein
Securities LLC				  47,400,000
ING Financial Markets LLC		  47,400,000
SG Cowen Securities Corp.		  47,400,000
UBS Securities LLC			  47,400,000
Muriel Siebert & Co., Inc.		   5,034,000
Ormes Capital Markets, Inc.		   5,033,000
Samuel A. Ramirez & Co., Inc.		   5,033,000

Total                                 $1,000,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	DaimlerChrysler North American
		Holding Corp.


Shares          	Price		Amount
30,000      		$99.97		$29,991

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.43       N/A 	 0.002%	          0.58%

Broker
BA Securities, Inc.

Underwriters of DaimlerChrysler North American
		Holding Corp.


Underwriters    	                Principal Amount
Banc of America Securities LLC	        $440,000,000
Citigroup Global Markets Inc.		 440,000,000
Deutsche Bank Securities Inc.		 440,000,000
J.P. Morgan Securities Inc.		 440,000,000
ABN AMRO Incorporated			  30,000,000
Banc One Capital Markets, Inc. 	          30,000,000
Barclays Capital Inc.			  30,000,000
Morgan Stanley & Co. Incorporated	  30,000,000
BNP Paribas Securities Corp.		  10,000,000
BNY Capital Markets, Inc.		  10,000,000
Comerica Securities, Inc.		  10,000,000
Commerzbank AG, London Branch		  10,000,000
Credit Agricole Indosuez		  10,000,000
HSBC Securities (USA) Inc.		  10,000,000
Loop Capital Markets, LLC 		  10,000,000
Mizuho International plc		  10,000,000
The Royal Bank of Scotland plc	          10,000,000
SG Cowen Securities Corporation	          10,000,000
Tokyo-Mitsubishi International plc	  10,000,000
The Williams Capital Group, L.P.	  10,000,000

Total                                 $2,000,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/06/03	American General Finance Corporation

Shares          	 Price		Amount
25,000     		$99.64		$24,910

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.20       N/A 	 0.01%	          2.20%

Broker
BA Securities, Inc.

Underwriters of American General Finance Corporation

Underwriters*    	           Principal Amount

Total                               $400,000,000


*Principal amount of underwriters were not available at the time of filing.


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/13/03	DOMTAR, Inc.

Shares          	 Price		Amount
15,000     		$99.26		$14,889

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	 0.004%	          1.50%

Broker
Salomon Brothers, Inc. New York

Underwriters of DOMTAR, Inc.

Underwriters     	                   Principal Amount
J.P. Morgan Securities Inc.	            $140,000,000
CIBC World Markets Corp.	             21,518,000
Citigroup Global Markets Inc.	             21,518,000
Deutsche Bank Securities Inc.	             21,518,000
Harris Nesbitt Corp.      	             21,518,000
Putnam Lovell NBF Securities Inc.            21,518,000
RBC Dominion Securities Corporation          21,518,000
Scotia Capital (USA) Inc.      	             21,518,000
TD Securities (USA) Inc.      	             21,518,000
Banc of America Securities LLC               14,735,000
Desjardins Securities International Inc.      9,380,000
Rabo Securities USA, Inc.      		      7,875,000
BNP Paribas Securities Corp.      	      2,947,000
Lazard Freres & Co. LLC      		      2,919,000

Total                               	    $350,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/17/03	Ford Motor Credit Company

Shares                  Price		Amount
20,000     		$101.69	       $20,338

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.28       N/A 	 0.002%	          0.69%

Broker
Salomon Brothers, Inc. New York

Underwriters of Ford Motor Credit Company

Underwriters     	                Principal Amount
Citigroup Global Markets Inc.    	$500,000,000
J.P. Morgan Securities Inc.      	 500,000,000

Total                                 $1,000,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/18/03	Capital One Auto Finance Trust
		Ser. 2003-B, A4

Shares           	 Price		Amount
10,000     		$99.98		$9,998

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.26       N/A 	 0.004%	          4.01%

Broker
Lehman Government Securities

Underwriters of Capital One Auto Finance Trust
		Ser. 2003-B, A4

Underwriters    	                     Principal Amount
Lehman Brothers Inc.			      $94,000,000
Wachovia Capital Markets, LLC		       94,000,000
Citigroup Global Capital Markets Inc.	       11,750,000
Credit Suisse First Boston LLC		       11,750,000
Deutsche Bank Securities Inc.		       11,750,000
J.P. Morgan Securities Inc.		       11,750,000

Total                                        $235,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/25/03	UnitedHealth Group, Inc.

Shares          	 Price		Amount
15,000     		$99.81		$14,972

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.35       N/A 	 0.003%	          0.98%

Broker
Salomon Brothers, Inc. New York

Underwriters of UnitedHealth Group, Inc.

Underwriters    	                    Principal Amount
Citigroup Global Markets Inc.		    $125,000,000
Banc of America Securities LLC	             125,000,000
J.P. Morgan Securities Inc.		      50,000,000
Goldman, Sachs & Co.			      40,000,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated				      40,000,000
UBS Securities LLC			      40,000,000
Banc One Capital Markets, Inc.		      35,000,000
Wachovia Capital Markets, LLC		      25,000,000
BNY Capital Markets, Inc.		      20,000,000

Total                                       $500,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	UnionBanCal Corp.

Shares          	 Price		Amount
5,000     		$99.64		$4,982

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	 0.001%	          0.51%

Broker
Morgan Stanley and Company

Underwriters of UnionBanCal Corp.

Underwriters    	                      Principal Amount
Merrill Lynch, Pierce, Fenner & Smith
Incorporated				      $160,000,000
Morgan Stanley & Co. Incorporated     	       160,000,000
J.P. Morgan Securities Inc.     	        20,000,000
Bear, Stearns & Co. Inc.     		        12,000,000
Citigroup Global Markets Inc.     	        12,000,000
Credit Suisse First Boston LLC     	        12,000,000
Keefe, Bruyette & Woods, Inc.     	        12,000,000
Lehman Brothers Inc.     		        12,000,000

Total                                         $400,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	Royal Bank of Scotland Trust
		Preferred Securities

Shares           	Price		   Amount
5,000     		$100.00	           $5,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.00       N/A 	0.001%	          0.12%

Broker
Salomon Brothers, Inc. New York

Underwriters of Royal Bank of Scotland Trust
		Preferred Securities

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.   	$216,666,666
Greenwich Capital Markets, Inc.   	 216,666,667
J.P. Morgan Securities Inc.     	 216,666,667

Total                              	$650,000,000

JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	TXU Australia Holding Pty Ltd.

Shares          	Price		Amount
15,000     		$99.99		$14,999

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.005%	   1.05%

Broker
Salomon Brothers, Inc. New York

Underwriters of TXU Australia Holding Pty Ltd.

Underwriters*    	                Principal Amount

Total                              	$300,000,000


*Principal amount of underwriters were not available at time of filing.


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	Household Finance Corp.

Shares          	 Price		Amount
15,000     		$99.71		$14,957

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.035       N/A 	  0.001%	   0.39%

Broker
HSBC Securities, Inc. New York

Underwriters of Household Finance Corp.

Underwriters    	                Principal Amount

HSBC Securities (USA) Inc.            $ 1,297,500,000
Banc of America Securities LLC             30,000,000
Banc One Capital Markets, Inc.             30,000,000
Credit Suisse First Boston LLC             30,000,000
J.P. Morgan Securities Inc.                30,000,000
Morgan Stanley & Co. Incorporated          30,000,000
UBS Securities LLC                         30,000,000
Loop Capital Markets, LLC                   7,500,000
Utendahl Capital Group, LLC                 7,500,000
The Williams Capital Group, L.P.            7,500,000

Total                                  $1,500,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/09/03	Greenwich Capital Commercial Mortgage
                Trust 2003-C2

Shares          	Price		Amount
75,000     		$100.50		$75,375

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.13       N/A 	  0.03%	          0.03%

Broker
Greenwich Capital Markets

Underwriters of Greenwich Capital Commercial Mortgage
                Trust 2003-C2

Underwriters*    	                Principal Amount

Total                              	$269,542,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/11/03	Wyeth

Shares          	Price		Amount
15,000     		$99.80		$14,970

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A        0.001%	          0.22%

Broker
Salomon Brothers, Inc. New York

Underwriters of Wyeth

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.      	$665,000,000
J.P. Morgan Securities Inc.      	 665,000,000
UBS Securities LLC      		 210,000,000
Scotia Capital (USA) Inc        	 210,000,000

Total                                 $1,750,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/11/03	Wyeth

Shares          	 Price		Amount
10,000     		$99.63		$9,963

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A        0.002%	          0.48%

Broker
Salomon Brothers, Inc. New York

Underwriters of Wyeth

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.      	$190,000,000
J.P. Morgan Securities Inc.      	 190,000,000
UBS Securities LLC      		  60,000,000
Scotia Capital (USA) Inc        	  60,000,000

Total                              	$500,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/06/04	Credit Suisse First Boston USA, Inc.

Shares          	  Price		Amount
35,000     		$99.61		$34,864

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	  0.004%          1.14%

Broker
First Boston Brokerage

Underwriters of Credit Suissee First Boston USA, Inc.

Underwriters   	                 Principal Amount
Credit Suisse First Boston LLC      $  890,000,000
Banc of America Securities LLC          10,000,000
Banc One Capital Markets, Inc.          10,000,000
Comerica Securities, Inc.               10,000,000
Danske Markets, Inc.                    10,000,000
HSBC Securities (USA), Inc.             10,000,000
J.P. Morgan Securities, Inc.            10,000,000
McDonald Investments, Inc.              10,000,000
Mellon Financial Markets LLC            10,000,000
Piper Jaffray & Co.        		10,000,000
Wells Fargo Brokerage Services LLC      10,000,000
Trilon International, Inc.               5,000,000
The Williams Capital Group, L.P.         5,000,000

Total                               $1,000,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/04	Southern California Edison Company
		Series 2004 B

Shares          	 Price		Amount
10,000     		$99.84		$9,984

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	 0.003%	         0.80%

Broker
Salomon Brothers, Inc. New York

Underwriters of Southern California Edison Company
		    Series 2004 B

Underwriters    	            Principal Amount
Citigroup Global Markets Inc.         $69,900,000
J.P. Morgan Securities Inc.            69,900,000
Lehman Brothers Inc.                   69,900,000
Barclays Capital Inc.                  15,900,000
Credit Suisse First Boston LLC         15,900,000
Mellon Financial Markets, LLC          15,900,000
Wedbush Morgan Securities Inc.         15,900,000
Wells Fargo Brokerage Services, LLC    15,900,000
Banc One Capital Markets, Inc.          3,600,000
Deutsche Bank Securities Inc.           3,600,000
Scotia Capital (USA) Inc.               3,600,000

Total                                $300,000,000

JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/04	Southern California Edison Company
		Series 2004 A

Shares          	 Price		Amount
5,000     		$99.34		$4,967

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	 0.001%	          0.27%

Broker
Salomon Brothers, Inc. New York

Underwriters of Southern California Edison Company
		    Series 2004 A

Underwriters    	            Principal Amount
Citigroup Global Markets Inc.        $122,325,000
J.P. Morgan Securities Inc.           122,325,000
Lehman Brothers Inc.                  122,325,000
Barclays Capital Inc.                  27,825,000
Credit Suisse First Boston LLC         27,825,000
Mellon Financial Markets, LLC          27,825,000
Wedbush Morgan Securities Inc.         27,825,000
Wells Fargo Brokerage Services, LLC    27,825,000
Banc One Capital Markets, Inc.          6,300,000
Deutsche Bank Securities Inc.           6,300,000
Scotia Capital (USA) Inc.               6,300,000

Total                                $525,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/09/04	National City Auto Receivables
                Trust 2004-A

Shares          	Price		Amount
40,000     		$99.99		$39,996

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.24       N/A 	 0.02%	          0.02%

Broker
First Boston Brokerage

Underwriters of National City Auto Receivables
                Trust 2004-A

Underwriters    	                Principal Amount
Merrill Lynch, Pierce, Fenner &
Smith Inc.                               $40,004,000
Credit Suisse First Boston LLC            40,004,000
J.P. Morgan Securities Inc.               40,004,000
Morgan Stanley & Co. Inc.                 40,004,000
NatCity Investments, Inc.                 40,004,000

Total                                   $200,020,000



JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/10/04	Assurant, Inc.

Shares          	Price		Amount
10,000     		$99.89		$9,989

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	 0.002%	          0.72%

Broker
Citigroup Global Markets

Underwriters of Assurant, Inc.

Underwriters    	              Principal Amount
Banc One Capital Markets                $180,000,000
Citigroup                                180,000,000
Morgan Stanley                           105,000,000
JP Morgan Securities                      35,000,000

Total                              	$500,000,000


JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/04	Goldman Sachs Group Capital I

Shares          	  Price		Amount
20,000     		$100.00		$20,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.00       N/A 	 0.001%	          0.24%

Broker
Goldman Sachs & Company, New York

Underwriters of Goldman Sachs Group Capital I

Underwriters*                     Principal Amount

Total                               $2,750,000,000


*Principal amount of underwriters were not available at the time of filing.